                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       of
                                 LIQUENT, INC.
                         (FORMERLY KNOWN AS ESPS, INC.)
                                       at
                              $2.27 NET PER SHARE
                                       by
                            FLUID ACQUISITION CORP.
                          a wholly owned subsidiary of
                           INFORMATION HOLDINGS INC.

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
                                     TIME,
              ON DECEMBER 19, 2001, UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:
                          EquiServe Trust Company, NA

                 BY MAIL:                                    BY HAND:                             BY OVERNIGHT COURIER:
       EquiServe Trust Company, NA               Securities Transfer & Reporting               EquiServe Trust Company, NA
         Attn: Corporate Actions                          Services, Inc.                         Attn: Corporate Actions
              P.O. Box 43025                     C/O EquiServe Trust Company, NA                   40 Campanelli Drive
        Providence, RI 02940-3025                  100 William Street, Galleria                    Braintree, MA 02184
                                                        New York, NY 10038
        BY FACSIMILE TRANSMISSION:                                                           CONFIRM FACSIMILE TRANSMISSION:
     (For Eligible Institutions Only)                                                               By Telephone Only:
              (781) 575-4826                                                                          (781) 575-4816

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS
  SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE
                    SUBSTITUTE FORM W-9 PROVIDED HEREWITH.
                            ------------------------

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


                                            DESCRIPTION OF SHARES TENDERED
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
           (PLEASE FILL IN, IF BLANK, EXACTLY AS                     SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
          NAME(S) APPEAR ON SHARE CERTIFICATE(S))                  (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
                                                                 SHARE            TOTAL NUMBER OF           NUMBER OF
                                                              CERTIFICATE      SHARES REPRESENTED BY         SHARES
                                                              NUMBER(S)*       SHARE CERTIFICATE(S)*       TENDERED **

                                                              TOTAL CERTIFICATED SHARES TENDERED
                                                              TOTAL BOOK SHARES TENDERED
                                                              TOTAL SHARES TENDERED
*   Certificate numbers are not required if tender is made by book-entry transfer.
**  If you desire to tender fewer than all Shares represented by a certificate listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares represented by such certificate will be deemed to have been tendered. See Instruction 4.
/ /  CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE
     INSTRUCTION 9.
Number of Shares represented by the lost or destroyed
  certificates:

    This Letter of Transmittal is to be completed by stockholders of Liquent, Inc. either if certificates ("Share Certificates") representing shares of Common Stock, par value $.001 per share (the "Shares"), are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase dated November 21, 2001 (the "Offer to Purchase")) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by EquiServe Trust Company, NA (the "Depositary") at The Depositary Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in
Section 3 of the Offer to Purchase. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH THE BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the expiration date of the Offer or who are unable to complete the procedure for delivery by book-entry transfer prior to the expiration date of the Offer may nevertheless tender their Shares pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2 below.

                   NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.
PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

/ /  CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY
     TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT
     THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
     FOLLOWING:

    Name of Tendering Institution:
        Provide Account Number and Transaction Code Number:

    Account Number:
    Transaction Code Number:
/ /  CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A
     NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE
     DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A
     PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

    Name(s) of Registered Holder(s):
    Window Ticket Number (if any):
    Date of Execution of Notice of Guaranteed Delivery:
    Name of Institution which Guaranteed Delivery:
        IF DELIVERED BY BOOK-ENTRY TRANSFER TO THE
BOOK-ENTRY TRANSFER FACILITY, GIVE THE FOLLOWING
    INFORMATION:

    Account Number:
    Transaction Code Number:

Ladies and Gentlemen:

    The undersigned hereby tenders to Fluid Acquisition Corp., a Delaware corporation ("Purchaser") and a wholly owned subsidiary of Information
Holdings Inc., a Delaware corporation ("Parent"), the above-described shares of common stock, par value $.001 per share (the "Shares"), of Liquent, Inc., a Delaware corporation (the "Company"), pursuant to the Offer to Purchase, dated November 21, 2001 (the "Offer to Purchase"), at a price of $2.27 per Share, net to the seller in cash, without interest, on the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the right to purchase the Shares tendered herewith.

    On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment) and subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Shares being tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after November 13, 2001 (collectively, "Distributions"), and irrevocably appoints EquiServe Trust Company, NA (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to the fullest extent of such stockholder's rights with respect to such Shares (and any Distributions) (a) to deliver such Share Certificates (as defined below) (and any Distributions) or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser, (b) to present such Shares (and any Distributions) for transfer on the books of the Company and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and the conditions of the Offer.

    The undersigned hereby irrevocably appoints the designees of Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such stockholder's rights with respect to the Shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of Purchaser will, with respect to the Shares (and any associated Distributions) for which the appointment is effective, be empowered to exercise all voting and any other rights of such stockholder, as they, in their sole discretion, may deem proper at any annual, special or adjourned meeting of the Company's stockholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, Purchaser deposits the payment for such Shares with the Depositary. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any associated Distributions) will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting rights, to the extent permitted under applicable law, with respect to such Shares (and any associated Distributions), including voting at any meeting of stockholders.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Distributions) tendered hereby and, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares (and any Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price of Shares tendered hereby or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

    All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned. Any obligation of the undersigned hereunder shall be binding upon the heirs, executors, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The undersigned understands that the valid tender of Shares by the undersigned pursuant to one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Valid tender of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms and conditions of such extension or amendment).

    Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and/or return any Share Certificates not tendered or accepted for payment in the name(s) of the registered owner(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price of all Shares purchased and/or return any Share Certificates not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated under "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if Purchaser does not accept for payment any of the Shares so tendered.

            SPECIAL PAYMENT INSTRUCTIONS                              SPECIAL DELIVERY INSTRUCTIONS
          (SEE INSTRUCTIONS 1, 5, 6 AND 7)                           (SEE INSTRUCTIONS 1, 5, 6 AND 7)

    To be completed ONLY if Share Certificates not         To be completed ONLY if Share Certificates not
tendered or not purchased and/or the check for the         tendered or not purchased and/or the check for the
purchase price of the Shares purchased are to be           purchase price of the Shares purchased are to be
issued in the name of and sent to someone other than       sent to someone other than the undersigned, or to
the undersigned, or if Shares tendered by book-entry       the undersigned at an address other than that shown
transfer which are not purchased are to be returned        above.
by credit to an account maintained at the Book-Entry       Mail:  / / Check and/or    / / Certificates to:
Transfer Facility other than the account indicated         Name:
above.                                                     (PLEASE PRINT)
Issue:  / / Check and/or    / / Certificates to:           Address:

                       Name:
                   (PLEASE PRINT)
Address:
                                                                            (INCLUDE ZIP CODE)

                 (INCLUDE ZIP CODE)                          (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

    (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
     (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

/ /  Credit unpurchased Shares tendered by
     book-entry transfer to the Book-Entry Transfer
     Facility account set forth below:

                  (ACCOUNT NUMBER)

                   IMPORTANT -- SIGN HERE
        (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

                             X
                 SIGNATURE(S) OF HOLDER(S)

Dated: , 200
(Must be signed by registered owner(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificate(s) and documents transmitted herewith. If signature is by an officer on behalf of a corporation or by an executor, administrator, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 1 and 5.)

                          Name(s):
                       (PLEASE PRINT)

Name of Firm:
Capacity (Full Title):
Address:
                     (INCLUDE ZIP CODE)

(Area Code) Telephone Number:
                   Tax Identification or
                    Social Security No.:
                 (SEE SUBSTITUTE FORM W-9)

                 GUARANTEE OF SIGNATURE(S)
         (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

           FOR USE BY FINANCIAL INSTITUTIONS ONLY

 FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE
                           BELOW.

                                  INSTRUCTIONS

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member of the Medallion Signature Guarantee Program, or by any other "eligible guarantor institution", as such term is defined
Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended ("Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed
(a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered owner has not completed the box titled "Special Payment Instructions" or the box titled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares ("Share Certificates"), or confirmation of any book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered by book-entry transfer ("Book Entry Confirmation"), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, unless an Agent's Message in the case of a book-entry transfer is utilized, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the Offer to Purchase).

    Stockholders whose certificates for Shares are not immediately available or who cannot deliver all other required documents to the Depositary on or prior to the Expiration Date or who cannot comply with the procedures for book-entry transfer on a timely basis, may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Purchaser must be received by the Depositary prior to the Expiration Date; and (c) Share Certificates for all tendered Shares, in proper form for transfer (or a Book Entry Confirmation with respect to such Shares), as well as a Letter of Transmittal (or facsimile thereof), properly completed and duly executed with any required signature guarantees (unless, in the case of a book-entry transfer, an Agent's Message is utilized), and all other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery. A Nasdaq trading day is any day on which the Nasdaq National Market is open for business.

    A properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery of Share Certificates to the Depositary.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

    4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box titled "Number of Shares Tendered". In such cases, new certificate(s) for the remainder of the Shares that were evidenced by the old Share Certificate(s) but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any other change whatsoever.

    If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any of the tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Share Certificates.

    If this Letter of Transmittal or any Share Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

    If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or Share Certificates not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares listed and transmitted hereby, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Share Certificate(s). Signatures on such Share Certificates and stock powers must be guaranteed by an Eligible Institution.

    6. STOCK TRANSFER TAXES. Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or to its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or (in the circumstances permitted hereby) if Share Certificates not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered Share Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price of any Shares purchased if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued in the name of, and/or Share Certificates not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or if such check and/or such Share Certificates are to be mailed to a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

    8. WAIVER OF CONDITIONS. The conditions of the Offer may be waived, in whole or in part, by Purchaser, in its sole discretion, at any time and from time to time, in the case of any Shares tendered. See Section 3 of the Offer to Purchase

    9. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Share Certificate(s) have been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box on page one under "Description of Shares Tendered," indicating the number of Shares lost and delivering the Letter of Transmittal. The stockholder should also contact the Company's transfer agent, EquiServe Trust Company, NA (telephone (877) 282-1168, attention the Contact Center) for instructions as to the procedures for replacing the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the lost, destroyed or stolen certificates have been replaced and the replacement Share Certificates have been delivered to the Depositary in accordance with the Procedures set forth in Section 3 of the Offer to Purchase and the instructions contained in this Letter of Transmittal.

    10. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent at its address or telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent.

    11. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service and to 30.5% federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 30.5% on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary. Each foreign stockholder must complete and submit Form W-8 in order to be exempt from the 30.5% Federal income tax backup withholding due on payments with respect to the Shares.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE, AND EITHER SHARE CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, a stockholder whose tendered Shares are accepted for purchase is required by law to provide the Depositary with such stockholder's correct TIN on Substitute Form W-9 below and to certify that such TIN is correct (or that such stockholder is awaiting a TIN) or otherwise establish a basis for exemption from backup withholding. If such stockholder is an individual, the TIN is his or her social security number. If a stockholder fails to provide a correct TIN to the Depositary, such stockholder may be subject to a $50.00 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 30.5%. In addition, if a stockholder makes a false statement that results in no imposition of backup withholding and there was no reasonable basis for making such statement, a $500.00 penalty may also be imposed by the Internal Revenue Service.

    Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must generally submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

    If backup withholding applies, the Depositary is required to withhold 30.5% of any payments made to the stockholder or payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments made to a stockholder whose tendered Shares are accepted for purchase for stockholders (other than foreign persons who provide an appropriate Form W-8), the stockholder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and is required to provide the stockholder's correct TIN to the Depositary and certify, under penalties of perjury, that the TIN provided on such Form is correct (or that such stockholder is awaiting a TIN) and that (i) such stockholder is exempt from backup withholding; (ii) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of failure to report all interest or dividends; or (iii) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding. The stockholder must sign and date the Substitute Form W-9 where indicated, certifying that the information on such Form is correct.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If backup withholding applies and "Applied for" is written in Part I of the Substitute Form W-9 and the stockholder has completed the Certificate of Awaiting Taxpayer Identification Number, the Depositary will retain 30.5% of any payment of the purchase price for tendered Shares during the 60-day period following the date of the Substitute Form W-9. If a stockholder's TIN is provided to the Depositary within 60 days of the date of the Substitute Form W-9, payment of such retained amounts will be made to such stockholder. If a stockholder's TIN is not provided to the Depositary within such 60-day period, the Depositary will remit such retained amounts to the Internal Revenue Service as backup withholding and shall withhold 30.5% of any payment of the purchase price for the tendered Shares made to such stockholder thereafter unless such stockholder furnishes a TIN to the Depositary prior to such payment.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 11)
                        PAYER: ________________________

                                        Name:

SUBSTITUTE                              Address:
FORM W-9                                Check appropriate box:
DEPARTMENT OF THE TREASURY              Individual [ ]
INTERNAL REVENUE SERVICE                Partnership [ ]
REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER (TIN)                                              Corporation [ ]
AND CERTIFICATION                                                        Other (specify) [ ]

PART I.   Please provide your taxpayer identification       SSN:
          number in the space at right. If awaiting TIN,
          write "Applied For" in space at right and
          complete the Certificate of Awaiting Taxpayer     EIN:
          Identification Number below.
PART II.   For Payees exempt from backup withholding, see the enclosed "Guidelines for Certification of Taxpayer
           Identification Number on Substitute Form W-9" and complete as instructed therein.
PART III.  CERTIFICATION

Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct Taxpayer Identification Number (or, as indicated, I am waiting for a number to be issued to me); and
(2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interests or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

          Signature           Date , 200

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
                     IN PART I OF THIS SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
--------------------------------------------------------------------------------
    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me hereafter will be subject to a 30.5% backup withholding tax until I provide a properly certified taxpayer identification number.
    _________________________________      _________________________________
                     Signature                                 Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30.5% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE
        ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
            NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    Questions and requests for assistance or additional copies of the Offer to Purchase, Letter of Transmittal and other tender offer materials may be directed to the Information Agent as set forth below:

                    THE INFORMATION AGENT FOR THE OFFER IS:
                                     [LOGO]

                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (Call Collect)
                                       or
                         CALL TOLL-FREE (800) 322-2885
                       Email: proxy@mackenziepartners.com